                                                                               .
                                                                               .
                                                                               .

1

                                                                    Exhibit 99.1


     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 14, 2005


   RIG NAME        WD         DESIGN           LOCATION      STATUS*         OPERATOR           CURRENT TERM        DAYRATE (000S)
   --------        --         ------           --------      -------         --------           ------------        --------------


DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)


Ocean Quest       3,500'   Victory Class          GOM       Contracted         Noble               one well           low 100's

Ocean Star        5,500'   Victory Class          GOM       Contracted       Kerr-McGee        220 day extension      mid 70's

Ocean America     5,500'   Ocean Odyssey          GOM       Contracted        Mariner         one well extension      mid 80's

Ocean Valiant     5,500'   Ocean Odyssey          GOM       Contracted       Kerr-McGee            one well           mid 80's

Ocean Victory     5,500'   Victory Class          GOM       Contracted         Shell       100 day term plus option   low 130's

Ocean Confidence  7,500'   DP Aker H-3.2
                           Modified               GOM       Contracted           BP             five-year term        mid 170's


DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)


Ocean Voyager     2,000'   Victory Class          GOM       Contracted    Walter Oil & Gas         one well           low 70's

Ocean Concord     2,200'   F&G SS-2000            GOM       Contracted          ENI                one well           mid 50's

Ocean Lexington   2,200'   F&G SS-2000            GOM       Contracted    Walter Oil & Gas        three wells         low 50's

Ocean Saratoga    2,200'   F&G SS-2000            GOM       Contracted          LLOG              three wells         mid 60's





   RIG NAME            START DATE              EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
   --------            ----------              -------------                 -------------------------------------


DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)


Ocean Quest          early Feb. 2005          early April 2005     One well with Noble in high 110's beginning early April and ending late April; followed by 120 day term plus option with
                                                                   Noble in mid 120's beginning late April and ending late Aug.
                                                                   2005. Available; actively marketing.

Ocean Star           early Dec. 2004           mid July 2005       90 day term extension plus option with Kerr-McGee in low 140's beginning mid July 2005 and ending early Oct. 2005. Available;
                                                                   actively marketing.

Ocean America        late Oct. 2004            late Mar. 2005      One assignment well from Mariner with Pioneer in low 130's beginning late Mar. and ending early May; followed by first of two well extension with Mariner in mid 110's beginning early
                                                                   May and ending early June; followed by second well with Mariner in low 130's beginning early June and ending mid July; followed by three well extension with Mariner/Pioneer in low 150's
                                                                   beginning mid July and ending mid Oct. 2005. Available;
                                                                   actively marketing.

Ocean Valiant        late Jan. 2005            mid April 2005      One well with Kerr-McGee in high 90's beginning mid April and ending late June, followed by one well plus options with
                                                                   Kerr-McGee in low 130's beginning late June and ending late
                                                                   Aug. 2005; followed by 180 day term extension with Kerr-McGee in low 150's beginning late Aug. 2005 and ending mid Feb.
                                                                   2006. Available; actively marketing.

Ocean Victory         mid Feb. 2005            late May 2005       Available; actively marketing.

Ocean Confidence     early Jan. 2001          early Jan. 2006      Available; actively marketing.


DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (4)


Ocean Voyager         mid Feb. 2005            mid Mar. 2005       One well with Walter in mid 110's beginning mid Mar. and
                                                                   ending late Mar.; followed by one well with Walter in low
                                                                   80's beginning late Mar. 2005 and ending late April; followed by LOI for two wells in mid 90's beginning late April and
                                                                   ending mid June; followed by LOI for one well in low 110's beginning early Aug. and ending late Sept.; followed by LOI for one well in low 110's beginning late Sept. and ending mid
                                                                   Nov.; followed by three wells plus option in mid 120's
                                                                   beginning mid Nov. 2005 and ending late Mar. 2006. Available;
                                                                   actively marketing.

Ocean Concord        early Feb. 2005           late Mar. 2005      One well for Kerr-McGee in upper 50's beginning late Mar. and ending late April 2005; followed by one well with Kerr-McGee in mid 70's beginning late April and ending late June 2005;
                                                                   followed by two well extension plus option with Kerr-McGee in mid 90's beginning late June and ending early Sept. 2005.
                                                                   Available; actively marketing.

Ocean Lexington      late Jan. 2005            mid April 2005      Rig will go in for approximately 90-day Survey and maintenance between second and third well, beginning mid April and ending mid July. Following survey, one additional well with Walter in low 60's beginning mid July and ending mid Aug.; followed by one well plus option with Walter in low 80's beginning mid
                                                                   Sept. and ending mid Oct. 2005. Available; actively marketing.

Ocean Saratoga        mid Dec. 2004            mid June 2005       Two wells plus option with LLOG in low 110's beginning mid
                                                                   June and ending mid Nov. 2005. Available; actively marketing.

2

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 14, 2005


   RIG NAME        WD         DESIGN           LOCATION      STATUS*         OPERATOR           CURRENT TERM        DAYRATE (000S)
   --------        --         ------           --------      -------         --------           ------------        --------------


DOMESTIC JACKUPS (12)


Ocean Crusader      200'   Mat Cantilever           GOM       Contracted    Walter Oil & Gas    two well extension     mid 30's

Ocean Drake         200'   Mat Cantilever           GOM       Contracted    ADTI/Kerr-McGee          two wells         high 30's

Ocean Champion      250'   Mat Slot                 GOM       Contracted          Hunt               two wells         low 40's

Ocean Columbia      250'   Independent
                           Leg Cantilever           GOM       Contracted       Kerr-McGee           Five wells         mid 40's

Ocean Spartan       300'   Independent
                           Leg Cantilever           GOM       Contracted          LLOG        three wells plus option  high 40's

Ocean Spur          300'   Independent
                           Leg Cantilever           GOM       Contracted       Spinnaker             one well          mid 40's

Ocean King          300'   Independent
                           Leg Cantilever           GOM       Contracted        El Paso        one well plus option    mid 50's

Ocean Nugget        300'   Independent
                           Leg Cantilever           GOM       Contracted      ADTI/Mission           one well          high 40's

Ocean Summit        300'   Independent
                           Leg Cantilever           GOM       Contracted          LLOG         two wells plus option   mid 40's

Ocean Warwick       300'   Independent
                           Leg Cantilever           GOM       Contracted        Newfield             one well          high 40's

Ocean Titan         350'   Independent
                           Leg Cantilever           GOM       Contracted          BHP          one well plus option    mid 50's

Ocean Tower         350'   Independent
                           Leg Cantilever           GOM       Contracted     Chevron/Texaco    one well plus option    mid 50's





   RIG NAME            START DATE              EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
   --------            ----------              -------------                 -------------------------------------


DOMESTIC JACKUPS (12)

Ocean Crusader       late Jan. 2005           late April 2005      Available; actively marketing.

Ocean Drake          late Jan. 2005            late Mar. 2005      Two wells plus option with ADTI/CMI/Palace in low 40's
                                                                   beginning late Mar. and ending mid April 2005. Available;
                                                                   actively marketing.

Ocean Champion       late Jan. 2005           early June 2005      Available; actively marketing.

Ocean Columbia
                     early Jan. 2005            mid May 2005       Available; actively marketing.

Ocean Spartan
                     late Feb. 2005            late June 2005      Available; actively marketing.

Ocean Spur
                      mid Dec. 2004            late Mar. 2005      One well with Forest in mid 40's beginning late Mar. and
                                                                   ending early May 2005.  Maintenance/repairs early May through early July 2005. Available; actively marketing.

Ocean King
                     early Mar. 2005            mid May 2005       Available; actively marketing.

Ocean Nugget
                      mid Feb. 2005            late Mar. 2005      One well with Mariner in low 50's beginning late Mar. and
                                                                   ending mid April 2005; followed by two wells plus option with
                                                                   Houston Exploration in low 50's beginning mid April and ending late July 2005. Available; actively marketing.

Ocean Summit
                     late Feb. 2005            late May 2005       Available; actively marketing.

Ocean Warwick
                     early Feb. 2005           mid Mar. 2005       One well with Newfield in low 50's beginning mid Mar. and
                                                                   ending late April 2005. Available; actively marketing.

Ocean Titan
                     late Jan. 2005             mid May 2005       Available; actively marketing.

Ocean Tower
                     early Jan. 2005           late May 2005       One well extension plus option with Chevron/Texaco in high
                                                                   60's beginning late May and ending late July 2005. Available;
                                                                   actively marketing.

3

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 14, 2005


   RIG NAME        WD         DESIGN           LOCATION      STATUS*         OPERATOR           CURRENT TERM        DAYRATE (000S)
   --------        --         ------           --------      -------         --------           ------------        --------------


INTERNATIONAL SEMISUBMERSIBLES (17)

MEXICO

Ocean Ambassador  1,100'   Bethlehem SS-2000        GOM       Contracted         PEMEX          four year term work    mid 50's

Ocean
  Whittington     1,500'   Aker H-3                 GOM       Contracted         PEMEX          four year term work    low 60's

Ocean Worker      3,500'   F&G 9500
                           Enhanced Pacesetter      GOM       Contracted         PEMEX          four year term work    high 60's

Ocean Yorktown    2,850'   F&G SS-2000              GOM       Contracted         PEMEX          four year term work    mid 40's


NORTH SEA


Ocean Nomad       1,200'   Aker H-3              North Sea    Contracted        Talisman             one year          low 80's

Ocean Guardian    1,500'   Earl & Wright
                           Sedco 711 Series      North Sea    Contracted         Shell               one year          high 40's

Ocean Princess    1,500'   Aker H-3              North Sea    Contracted        Talisman        one year extension     low 80's

Ocean Vanguard    1,500'   Bingo 3000            North Sea    Contracted          ENI                P&A well          low 140's


AUSTRALASIA


Ocean Bounty      1,500'   Victory Class         Australia    Contracted      Coogee Res.            two wells         mid 70's

Ocean Patriot     1,500'   Bingo 3000            Australia    Contracted      Bass Straits           two wells         high 70's

Ocean Epoch       1,640'   Korkut                Shipyard        DODI             --                    --                --

Ocean General     1,640'   Korkut              Mobe to Viet
                                                   Nam          Enroute           KNOC                  --                --

Ocean Baroness    7,000'   Victory Class         Indonesia    Contracted         Unocal          180 day extension     mid 130's

Ocean Rover       7,000'   Victory Class          Malaysia    Contracted         Murphy          six option wells      low 120's






   RIG NAME            START DATE              EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
   --------            ----------              -------------                 -------------------------------------


INTERNATIONAL SEMISUBMERSIBLES (17)


MEXICO


Ocean Ambassador     late July 2003            mid Dec. 2007       Available.

Ocean Whittington    late July 2003           early Oct. 2006      Available.

Ocean Worker
                      mid Aug. 2003            late July 2007      Available.

Ocean Yorktown       late Oct. 2003            mid July 2007       Available.


NORTH SEA


Ocean Nomad          early Jan. 2005          early Jan. 2006      Available; actively marketing.

Ocean Guardian
                     late Mar. 2004            late Mar. 2005      One year program with Shell in U.K. North Sea in low 80's
                                                                   beginning late Mar. 2005 and ending late Mar. 2006. Available;
                                                                   actively marketing.

Ocean Princess       early Jan. 2005           late Dec. 2005      Available; actively marketing.

Ocean Vanguard       late Feb. 2005            mid Mar. 2005       Return to yard for additional storm damage repairs.  Est.
                                                                   completion mid April 2005.  One year plus option program in
                                                                   Norway with Statoil in low 140's beginning in mid April 2005 and ending in mid April 2006. Available; actively marketing.


AUSTRALASIA


Ocean Bounty         early Feb. 2005           mid Mar. 2005       One well plus option with Hardman in low 80's  beginning in mid Mar. and ending early April; followed by LOI for one well plus option in mid 80's beginning early April and ending mid
                                                                   May; followed by LOI for one well plus option in mid 80's
                                                                   beginning mid May and ending early July; followed by LOI for one well in mid 80's beginning early July and ending early
                                                                   Aug.; followed by two wells plus option in low 90's beginning early Aug. and ending early Oct.; followed by LOI for one well plus option in mid 90's beginning early Oct. and ending early
                                                                   Nov.; followed by LOI for four wells plus option in high 90's beginning early Nov. 2005 and ending early May 2006. Available;
                                                                   actively marketing.

Ocean Patriot        late Jan. 2005            mid Mar. 2005       Two wells with Woodside in high 70's beginning mid Mar. and ending mid April; followed by two wells plus option with Santos in high 70's beginning mid April and ending late June; followed by LOI for one well plus three options in high 70's beginning late June and ending early Aug. 2005

Ocean Epoch                --                       --             Singapore shipyard preping for Murphy contract until early
                                                                   April. Four wells plus option with Murphy in low 70's in
                                                                   Malaysia beginning early April 2005 and ending early Jan. 2006.
                                                                   Available; actively marketing.

Ocean General              --                       --             One well plus one option plus demobe with KNOC in Viet Nam in mid 50's beginning late Mar. and ending mid May 2005; followed by LOI for two wells plus option in mid 70's in Malaysia
                                                                   beginning mid May and ending mid Aug. 2005; followed by LOI for two wells plus option in high 70's beginning mid Aug. and ending early Nov. 2005.  Available; actively marketing.

Ocean Baroness       late Dec. 2004            early May 2005      Lump sum mobe to GOM beginning early May and ending early Oct., including prep; followed by LOI with Amerada Hess for one-year term plus mobe in low 200's in GOM beginning early Oct. 2005 and ending early Oct. 2006.  Available; actively marketing.

Ocean Rover          late Jan. 2005            mid July 2005       LOI with Murphy for 950 day extension at average dayrate in mid 170's beginning mid July 2005 and ending mid Feb. 2008.
                                                                   Available; actively marketing.

4


     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MARCH 14, 2005


   RIG NAME        WD         DESIGN           LOCATION      STATUS*         OPERATOR           CURRENT TERM        DAYRATE (000S)
   --------        --         ------           --------      -------         --------           ------------        --------------


BRAZIL


Ocean Yatzy       3,300'   DP DYVI Super Yatzy     Brazil     Contracted       Petrobras         700 day extension     mid 70's

Ocean Winner      3,500'   Aker H-3                Brazil     Contracted       Petrobras         700 day extension     mid 50's

Ocean Alliance    5,000'   Alliance Class          Brazil     Contracted       Petrobras        one year extension     high 90's


INTERNATIONAL DRILLSHIPS (1)


Ocean Clipper       7,500'   DP Fluor/Mitsubishi     Brazil     Contracted       Petrobras         700 day extension     low 100's


INTERNATIONAL JACKUPS (2)


Ocean Sovereign       250'   Independent
                             Leg Cantilever        Bangladesh   Contracted      Cairn Energy    three wells plus option  low 60's

Ocean Heritage        300'   Independent
                             Leg Cantilever          India      Contracted      Cairn Energy    six wells plus options   low 60's


UPGRADE (1)


Ocean Endeavor      2,000'   Victory Class            GOM      Cold Stacked         DODI                  --                --


COLD STACKED (1)


Ocean New Era       1,500'   Korkut                   GOM      Cold Stacked         DODI                  --                --


ASSET HELD FOR SALE (1)


Ocean Liberator       600'   Aker H-3              S. Africa   Cold Stacked         DODI                  --                --





   RIG NAME            START DATE              EST. END DATE                 FUTURE CONTRACT AND OTHER INFORMATION
   --------            ----------              -------------                 -------------------------------------


BRAZIL


Ocean Yatzy          early Nov. 2003           mid Oct. 2005       Available.

Ocean Winner        early April 2004           mid Mar. 2006       Available.

Ocean Alliance      early Sept. 2004          early Sept. 2005     Available.


International Drillships (1)


Ocean Clipper        early Jan. 2003          early Mar. 2006      Available; actively marketing.


INTERNATIONAL JACKUPS (2)


Ocean Sovereign
                      mid Nov. 2004            mid April 2005      Available; actively marketing.
Ocean Heritage
                     early Nov. 2004           late Mar. 2005      Available; actively marketing.


UPGRADE (1)


Ocean Endeavor             --                       --             Preparing for mobe to Singapore shipyard for upgrade to 8,000
                                                                   ft. design 5th Generation rig. Estimated completion early
                                                                   2007. Available; actively marketing.


COLD STACKED (1)


Ocean New Era              --                       --             Cold stacked Dec. '02.


ASSET HELD FOR SALE (1)


Ocean Liberator            --                       --             Cold stacked Nov. '02.